SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[X]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to sec. 240.14a-12.

                        Pioneer Variable Contracts Trust
--------------------------------------------------------------------------------
               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                      2-1

[GRAPHIC OMITTED][GRAPHIC OMITTED]

              PIONEER/WO#18637: TOUCH-TONE TELEPHONE VOTING SCRIPT
                       "PIONEER VARIABLE CONTRACTS TRUST"
                              CARD TYPE: SMART CARD
                         EXPECTED MAIL DATE: XX/XX/2008
                           MEETING DATE: May 13, 2008
    TEST CONTROL NUMBER (s): 637 99999 000 099 Test Security Code: 9999 9999
    ------------------------------------------
WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-235-4258,  THE  SHAREHOLDER  WILL
HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your voting instruction card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
To proceed, please enter the 8 digit code located in the non-shaded box on your voting instruction card
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"This is the automated telephone voting site for the Special Meetings of Shareholders of the Pioneer Variable Contracts Trust"

"To vote as the BOARD RECOMMENDS ON ALL PROPOSALS, press 1 now."
"To vote on EACH PROPOSAL SEPARATELY, press 0 now."

--------------------------------------------------------------------------------
OPTION 1:  IF VOTING AS THE BOARD RECOMMENDS:
---------------------------------------------
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "You have voted as THE BOARD RECOMMENDED." "To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled."   "If you would like to start the voting
process again, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved."         "If you would like to start the voting
process again, press 1 now."      "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."


--------------------------------------------------------------------------------
OPTION 2:  IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
-----------------------------------------------------------------------
*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*
"Proposal 1.01:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."

"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.02:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.03:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.04:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.05:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."

"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.06:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.07:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.08:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 1.09:          To vote FOR ALL press 1.      To WITHHOLD ALL press 9."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #2:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #3:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #4:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #5:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #6:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #7:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #8:     To vote FOR press 1.     WITHHOLD press 9."
"For Holding #9:     To vote FOR press 1.     WITHHOLD press 9."

"Proposal 2:          To vote FOR ALL press 1.      To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3a:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3b:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3c:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3d:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3e:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.  AGAINST press 9.    ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3f:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3g:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 3h:          To vote FOR ALL press 1.    To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3i:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3j:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3k:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3l:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3m:          To vote FOR ALL press 1.           To vote AGAINST ALL press 9.   To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3n:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 3o:          To vote FOR press 1.               AGAINST press 9.               ABSTAIN press 0."

------------------------------------------------------------------------------------------------------------------------------------
"Proposal 4:          To vote FOR ALL press 1.            To vote AGAINST ALL press 9.   To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
"Proposal 5:          To vote FOR ALL press 1.      To vote AGAINST ALL press 9.
To ABSTAIN ALL press 0."
"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"For Holding #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"For Holding #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback." "Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)." "To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."   "If you would like to start the voting process
again, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"Your vote has been saved."      "If you would like to start the voting process
again, press 1 now."      "To end this call press 0 now."

If the shareholder elects to vote another proxy, he/she is returned to the above speech "PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
Call is terminated.